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                                  EXHIBIT 10-2
                                  ------------





                                ESCROW AGREEMENT


                  THIS ESCROW AGREEMENT ("Escrow Agreement") is made and entered into as of this 5th day of October, 2001 among Genesee Corporation ("Seller"), Associated Brands, Inc. ("Buyer"), and HSBC Bank USA, a New York State banking association, as Escrow Agent (the "Escrow Agent").

                                    RECITALS
                                    --------

                  A. Seller and Buyer have entered into a certain Stock Purchase Agreement dated as of this same date (the "Agreement"). Capitalized terms defined in the Agreement and not otherwise defined herein shall have the meaning given thereto in the Agreement; and

                  B. Section 6.8 of the Agreement provides for an Escrow Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the parties hereto agree as follows:

                  1. APPOINTMENT OF ESCROW AGENT. The Escrow Agent hereby is appointed to act as Escrow Agent hereunder and agrees to accept and to hold the Escrow Deposit (as hereinafter defined) in accordance with the terms hereof. The Escrow Agent will hold and distribute the Escrow Deposit, including all income earned thereon, in accordance with and subject to the express provisions of this Escrow Agreement.

                  2. ESTABLISHMENT AND INVESTMENT OF THE ESCROW DEPOSIT.

                     2.1 ESTABLISHMENT OF THE ESCROW DEPOSIT. Buyer has delivered to the Escrow Agent cash in an aggregate amount equal to One Hundred Seventy-Eight Thousand One Hundred Ninety-Eight Dollars ($178,198) and a $2.25 million promissory note made by Buyer in favor of Seller (the Mortgage Note"), which, together with the income earned on the cash portion, is referred to herein as the Escrow Deposit. All interest payments under any note forming part of the Escrow Deposit are payable by Buyer directly to Seller and not the Escrow Agent.

                     2.2 INVESTMENT OF THE ESCROW DEPOSIT. Investment and reinvestment of the cash portion of the Escrow Deposit shall be directed by the Escrow Agent and shall be permitted only in (i) the Escrow Agent's approved money market fund with the highest yield, and (ii) any other form of investment jointly agreed upon in writing from time to time by Buyer,

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Seller and the Escrow Agent. Seller will provide the Escrow Agent with a W-9 IRS tax form within 30 days from the date hereof. All liability for taxes attributable to the investment income earned on the cash portion of the Escrow Deposit shall belong to Seller. Unless prohibited by law, the Escrow Agent shall report to the IRS all such investment income as being taxable to Seller, regardless of whether any Escrow Deposit funds are distributed to Buyer. If the Escrow Agent is required by law to report any of the investment income as being taxable to Buyer, the Escrow Agent shall distribute Escrow Deposit funds to Buyer in an amount equal to Buyer's tax liability arising from such income within thirty (30) days of Buyer notifying the Escrow Agent of the amount of such tax liability, including any gross-up amount in order to put Buyer in the same after-tax position as if the distribution of such amounts were not taxable to Buyer, all as calculated by Buyer and agreed to by Seller.

                  3. DISTRIBUTIONS FROM ESCROW DEPOSIT; CASH REPLACEMENT; NOTE REPLACEMENT.

                     3.1 DISTRIBUTIONS. Escrow Agent shall disburse the Escrow Deposit only (i) as directed in writing jointly by Seller and Buyer, (ii) to offset Buyer's tax liability as expressly provided in Section 2.2, or (iii) in accordance with the terms of a final, nonappealable order of a court of competent jurisdiction. The cash portion of the Escrow Deposit shall be distributed first.

                     3.2 CASH REPLACEMENT. If Buyer is current on interest payments and all other charges under the Restated Mortgage Note as confirmed by Seller in writing, Buyer may replace any portion of the outstanding principal under the Mortgage Note with additional cash. Upon receipt of additional cash from Buyer, the Escrow Agent shall return the Mortgage Note to Buyer; provided that it receives a replacement promissory note in the amount of the outstanding principal minus the amount of the additional cash.

                     3.3 NOTE REPLACEMENT. The Escrow Agent will return the Restated Mortgage Note to Buyer and accept a replacement note as part of the Escrow Deposit, upon written direction from Seller and Buyer.

                  4. SETTLEMENT OF DISPUTES. Any dispute that may arise under this Escrow Agreement with respect to disbursement of the Escrow Deposit, the duties of the Escrow Agent hereunder or any other questions arising under this Escrow Agreement, shall be settled either (A) by mutual written agreement of the Seller and Buyer within sixty (60) days after the giving of notice of such dispute to the Escrow Agent (evidenced by appropriate instructions in writing to the Escrow Agent signed by Seller and Buyer), or (B) by a binding and final judgment, order or decree of a court of competent jurisdiction in the United States of America (the time for appeal therefore having expired and no appeal having been perfected). The Escrow Agent shall be under no duty to institute or defend any proceeding relating to any such dispute and none of the costs and expenses of any such proceedings shall be borne by the Escrow Agent. Prior to the settlement of any dispute as provided in this Section 4, the Escrow Agent shall retain in its possession, without liability to anyone, the portion of the Escrow Deposit that is the subject of or involved in the dispute.

                  5. DUTIES AND LIABILITIES OF ESCROW AGENT.

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                     5.1 DUTIES OF THE ESCROW AGENT. The Escrow Agent shall not have any duties or responsibilities under this Escrow Agent other than those specifically set forth herein and shall act only in accordance with the provisions hereof. The permissive right or power to take any action shall not be construed as a duty to take action under any circumstances. Without limiting the generality of the foregoing, the Escrow Agent shall not have any duty or responsibility (i) to enforce or cause to be enforced any of the terms and conditions of any other agreements of Buyer and Seller other than this Escrow Agreement, (ii) to verify the accuracy or sufficiency of any notice or other document received by it in connection with this Escrow Agreement, or (iii) to risk its own funds in the administration of the Escrow Deposit. The Escrow Agent may rely upon, and shall be protected in acting or refraining from acting upon, any written notice, instruction or request furnished to it hereunder and reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be required to take notice of any default or other fact or event unless specifically notified thereof in the manner provided in this Escrow Agreement.

                     5.2 LIABILITIES OF THE ESCROW AGENT. The Escrow Agent shall not be liable to Seller or Buyer or any other person or entity for any loss, liability or expense resulting from or arising out of any act or failure to act of the Escrow Agent in connection with this Escrow Agreement, other than a loss, liability or expense due to the gross negligence or willful misconduct on the part of the Escrow Agent. Without limiting the foregoing, the Escrow Agent shall not be liable for any error of judgment by it in good faith and reasonably believed by it to be authorized or within the rights or powers conferred upon it by this Escrow Agreement. The Escrow Agent may consult with counsel of its own choice, who may be counsel for any other party to this Agreement, whenever the Escrow Agent deems appropriate, and shall have full and complete authorization and protection for any action reasonably taken or suffered by it hereunder in good faith in accordance with the opinion of such counsel.

                     5.3 INDEMNIFICATION OF THE ESCROW AGENT. Seller and Buyer hereby agrees to indemnify the Escrow Agent and hold it harmless from and against any and all claims, liabilities, damages, costs, penalties, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Escrow Agent may incur or with which it may be threatened, directly or indirectly, arising from or in any way connected with this Agreement or which may result from the Escrow Agent's following of instructions from Seller or Buyer in accordance with this Agreement, and in connection therewith, to indemnify the Escrow Agent against any and all expenses, including attorneys' fees and the cost of defending any action, suit or proceeding or resisting any claim, whether or not litigation is instituted, but nothing herein shall be construed to so indemnify the Escrow Agent to the extent that it is determined that the Escrow Agent has acted in a grossly negligent manner or with willful misconduct. The provisions of this Section shall survive the termination of this Agreement.

                     5.4 DEPOSIT OF ESCROW DEPOSIT WITH COURT. In the event of any disagreement between the parties to this Escrow Agreement, or between any of them and any other person, resulting in adverse claims or demands being made in connection with the Escrow Deposit, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, be discharged of its duties and obligations hereunder upon its deposit, at any time after written notice to each of Seller and

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Buyer, of the Escrow Deposit with a court of competent jurisdiction. Seller and
Buyer shall have 30 days from receipt of written notice from the Escrow Agent to jointly appoint a successor Escrow Agent. During the 30 day period, the Escrow Agent shall not take any action unless Seller and Buyer have jointly appointed a successor Escrow Agent. After the 30 day period, the Escrow Agent may commence an action with respect to the Escrow Deposit.

                     5.5 RESIGNATION OF ESCROW AGENT. The Escrow Agent may resign at any time by giving not less than thirty (30) days written notice of such resignation to each of Buyer and Seller. Thereafter, the Escrow Agent shall have no further obligation hereunder except to hold the Escrow Deposit as depositary and to continue to pay the interest or other income thereon as provided herein. In such event the Escrow Agent shall not take any action until Buyer and Seller have jointly appointed a successor Escrow Agent. Upon receipt of written instructions to such effect, the resigning Escrow Agent shall promptly deliver the Escrow Deposit to such successor Escrow Agent and shall thereafter have no further obligations hereunder.

                     5.6 APPOINTMENT OF SUCCESSOR ESCROW AGENT. Seller and Buyer together may terminate the appointment of the Escrow Agent hereunder upon written notice specifying the date upon which such termination shall take effect. In the event of such termination, Sellers and Buyer shall within thirty
(30) days of such notice jointly appoint a successor Escrow Agent, and the Escrow Agent shall deliver the Escrow Deposit to such successor Escrow Agent.

                     5.7 FEES AND EXPENSES OF THE ESCROW AGENT. The fees as set forth on Exhibit A to this Escrow Agreement and the reasonable out-of-pocket expenses of the Escrow Agent, including reasonable attorneys' fees and expenses, for the services to be rendered by the Escrow Agent hereunder shall be borne by Seller and Buyer equally and Seller's portion may be paid by the Escrow Agent out of the Escrow Deposit.

                     5.8 ADDITIONAL AGREEMENTS RELATING TO THE ESCROW AGENT.

                         (a) Any recitals contained in this Escrow Agreement
shall be deemed to be those of the principals and not those of the Escrow Agent.

                         (b) Unless otherwise specifically set forth herein, the
Escrow Agent shall not be required to give any bond or surety or report to any court despite any statute, custom or rule to the contrary.

                         (c) The Escrow Agent may execute any of the duties
under this Escrow Agreement by or through agents or receivers.

                         (d) The Escrow Agent shall not be required to institute
legal proceedings of any kind.

                         (e) The Escrow Agent makes no representation beyond its
due authorization and execution of this Escrow Agreement.

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                         (f) The Escrow Agent is under no obligation to disburse
the Escrow Deposit upon the instructions of any governmental agency or authority (other than a court of competent jurisdiction).

                         (g) The Escrow Agent's obligations with respect to the
Escrow Deposit are governed solely by this Escrow Agreement.

                         (h) The Escrow Agent is under no obligation to collect
principal, interest or any other charge under the Mortgage Note.

                  6. TERMINATION OF THIS ESCROW AGREEMENT. Eighteen (18) months subsequent to the date of this Escrow Agreement, without notice from Seller or Buyer to Escrow Agent, this Escrow Agreement shall terminate and Escrow Agent shall deliver or pay the balance of the Escrow Deposit (less any distributions previously made pursuant to Section 3 and including delivery of the Mortgage
Note) to Seller, except to the extent that Buyer has given notice to the parties of a claim or claims against the Escrow Deposit. Such notice shall describe the claim(s) in reasonable detail and shall include the amount which is claimed.

                  7. MISCELLANEOUS.

                     7.1 NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by messenger, transmitted by telex or telecopied (with receipt confirmed), or mailed, certified or registered mail, with postage prepaid and addressed to the parties at their respective addresses shown below or at such other address as any party may specify by written notice to the other parties:

                           (a)     If to Seller:

                                   Genesee Corporation
                                   600 Powers Building
                                   16 West Main Street
                                   Rochester, New York 14614-1601
                                   Facsimile: (716) 454-1297
                                   Attention:  Mark W. Leunig

                                   copy to:

                                   Nixon Peabody LLP
                                   Clinton Square
                                   P.O. Box 31051
                                   Rochester, New York 14603-1051
                                   Facsimile: (716) 263-1600
                                   Attention:  Justin P. Doyle, Esq.

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                           (b)     If to Buyer:

                                   Associated Brands, Inc.
                                   335 Judson Street
                                   Toronto, Ontario
                                   M8Z 1B2
                                   Facsimile: (416) 259-4317
                                   Attention:  John R. Currie
                                               John R. Foster
                                               James A. Holland

                                   copy to:

                                   Hodgson Russ LLP
                                   One M&T Plaza, Suite 2000
                                   Buffalo, New York 14203
                                   Facsimile: (716) 849-0349
                                   Attention:  Carol A. Fitzsimmons, Esq.
                                               George J. Eydt, Esq.


                           (c)     If to the Escrow Agent:


                                   HSBC Bank USA
                                   P.O. Box 803
                                   Buffalo, New York 14240
                                   or
                                   1 HSBC Center, 17th Floor
                                   Buffalo, New York 14203
                                   Facsimile:  (716) 841-4591
                                   Attention: Penny Speidel


                  Any party may change the name and/or address to which notice are to be addressed by giving the other parties notice in the manner herein set forth.

                     7.2 ENTIRE AGREEMENT. This Escrow Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect hereof.

                     7.3 AMENDMENTS. This Escrow Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms and conditions hereof may be waived, only by written instrument signed by each of Seller, Buyer (or any successor thereto) and the Escrow Agent, or, in the case of a waiver, by the party or parties waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder,

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preclude any other or further exercise hereof or the exercise of any other rights, power or privilege hereunder.

                     7.4 GOVERNING LAW. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect o the choice of law principles thereof. The parties consent to the exclusive jurisdiction of and venue in the courts of the State of New York, Erie County and the Federal Court located in Erie County, New York.

                     7.5 SUCCESSORS AND ASSIGNS. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Escrow Agent may not assign any of its rights or delegation of any of its obligations hereunder without the express written consent of each of Seller and Buyer.

                     7.6 FURTHER ASSURANCES. Each of the parties shall execute such other documents and papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

                     7.7 HEADINGS. The Article and Section headings contained in this Escrow Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Escrow Agreement.

                     7.8 COUNTERPARTS. This Escrow Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                         (SIGNATURES ON FOLLOWING PAGE)

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                  IN WITNESS WHEREOF, the parties hereto have executed this
Escrow Agreement as of the date first above written.



BUYER                                   SELLER

ASSOCIATED BRANDS, INC.                 GENESEE CORPORATION

By: /s/ John R. Currie                  By: /s/ Steven M. Morse
    ---------------------------             -------------------------------
      John R. Currie                          Steven M. Morse

Its:  Chairman and CEO                  Its:  Vice President and
                                              Treasurer



ESCROW AGENT

HSBC BANK USA

By: /s/ Dennis Skomra
    ---------------------------
      Dennis Skomra

Its: